EXHIBIT 10.192

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT  (this “Agreement”) is executed as of January 24, 2008 by Verso Technologies Canada Inc. (“Verso Canada”), Verso Technologies, Inc., a Minnesota corporation (the “Company”) and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”).  Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company and Laurus have entered into a Security Agreement, dated as of September 20, 2006 (as amended, modified or supplemented from time to time, the “Security Agreement”), providing for the issuance of the Notes and the Warrant and the execution of the Ancillary Agreement referred to in the Security Agreement;

WHEREAS, Laurus has assigned all of its rights, title and interest in and to a portion of the Loans made pursuant to the Tranche A Note to Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. (together, “Valens”) pursuant to that certain Assignment of Loans, Liens and Documents dated as of December 21, 2007 hereof among Laurus and Valens;

WHEREAS, Verso Canada is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Security Agreement, to become a guarantor pursuant to a Guaranty in favor of Laurus and Valens (“Creditor Parties”) dated as of the date hereof and a grantor pursuant to Hypothecations of Movables in favor of each Creditor Party dated as of the date hereof;

WHEREAS, the Company desires, or is required pursuant to the provisions of the Security Agreement, to pledge all of its equity interests in Verso Canada as collateral for the Obligations (as defined in the Stock Pledge Agreement dated as of September 20, 2006 between the Company and Laurus (the “Pledge Agreement”)) pursuant to the terms of the Pledge Agreement;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to Valens Canada, the receipt and sufficiency of which are hereby acknowledged, Verso Canada hereby makes the following representations and warranties to Laurus and hereby covenants and agrees with Laurus, its successors and assigns, as follows:

NOW, THEREFORE, Verso Canada agrees as follows:

1.     Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for Verso Canada contained on Schedule A attached hereto as Annex I.

2.     This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, Verso Canada may not assign any of its rights, obligations or interest hereunder or under the Security Agreement or any Ancillary Agreement without the prior written consent of Laurus or as otherwise permitted by the Security Agreement or any Ancillary Agreement.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

3.     From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements.

4.     The effective date of this Agreement is January __, 2008.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, Verso Canada has caused this Agreement to be duly executed as of the date first above written.

VERSO TECHNOLOGIES CANADA, INC.

		By:	/s/ Martin D. Kidder
Name: Martin D. Kidder
Title: President

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

VALENS U.S. SPV I, LLC

By:
Name:
Title:

VALENS OFFSHORE SPV II, CORP.

By:
Name:
Title:

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder
Name:	Martin D. Kidder
Title:	Chief Financial Officer

TELEMATE.NET SOFTWARE, INC.

By:	/s/ Martin D. Kidder
Name:	Martin D. Kidder
Title:	President

[Signatures continue on the following page.]

VERSO VERILINK, LLC

By:	/s/ Martin D. Kidder
Name:	Martin D. Kidder
Title:	President

SENTITO NETWORKS, INC.

By:	/s/ Martin D. Kidder
Name:	Martin D. Kidder
Title:	President

VERSO BACKHAUL SOLUTIONS, INC.

By:	/s/ Martin D. Kidder
Name:	Martin D. Kidder
Title:	President

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